UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2010

RANGER GOLD CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-151419	26-0299388
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2533 N. Carson St., Suite 5018
Carson City, Nevada
(Address of Principal Executive Offices)

89706
(Zip Code)

(775) 888-3133
(Registrant’s Telephone Number, Including Area Code)

________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.    Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 16, 2010 the Board of Directors of Ranger Gold Corp. (the “Company”) elected Shelby Cave a Director of the Company.

Ms. Cave, age 33, is in her final year of a doctoral program in geological sciences at Arizona State University (“ASU”) where she has been a researcher and instructor since 2001.   Since 2008 she has also worked as a contract geologist for a number of exploration companies.  Ms. Cave obtained a Bachelor of Geological Science degree from the University of North Carolina in 2000, a Master’s in Geological Sciences from ASU in 2004 and anticipates completing her doctorate at ASU in 2010.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ranger Gold Corp.
(Registrant)

By: /s/ Gurpartap Singh Basrai
Name: Gurpartap Singh Basrai, Title: President, Chief Executive Officer, Treasurer, Secretary and Director

Date:  March 16, 2010